SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 17, 2002


                            THE PROFIT RECOVERY GROUP
                               INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)

                        Commission File Number 000-28000

             Georgia                                    58-2213805
 (State or other jurisdiction of               (IRS Employer Identification
          incorporation)                                   No.)




          2300 Windy Ridge Parkway
              Suite 100 North
              Atlanta, Georgia                               30339-8426
  (Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number including area code (770) 779-3900





          (Former name or former address, if changed since last report)
                                       N/A

Item 5.  Other Events.

On January 17, 2002, The Profit Recovery Group International Inc. ("PRG") issued a press release announcing that it expects to issue an aggregate of 14,759,970 shares of PRG common stock in connection with its previously announced planned acquisition of substantially all of the assets of Howard Schultz & Associates International, Inc. (HS&A) and substantially all of the stock of certain of its affiliated foreign operating companies. PRG hereby incorporates by reference herein the information set forth in its Press Release dated January 17, 2002, a copy of which is attached hereto as Exhibit 99.1.

Except for the historical information contained in this report, the statements made by PRG are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. PRG's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. For further information on other risk factors, please refer to the "Risk Factors" contained in PRG's Current Report on Form 8-K filed on December 17, 2001 with the Securities and Exchange Commission.

Item 7.  Financial Statements and Exhibits.

     (a) Financial Statements.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

         Exhibit Number              Description
         --------------              -----------
         99.1                        Press Release dated January 17, 2002



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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE PROFIT RECOVERY GROUP
                                   INTERNATIONAL, INC.



Date:  January 17, 2002            By: /s/ Allison Aden
                                      -----------------------------------------
                                       Allison Aden, Vice President - Finance
                                       (Principal Accounting Officer)







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

                                  EXHIBIT INDEX



Exhibit Number      Description                               Page
--------------      -----------                               -----
99.1                Press Release dated January 17, 2002         5







                                       4



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